Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of International Energy, Inc. (the “Company”) on Form 10-K for the fiscal year ended March 31, 2010, as filed with the Securities and Exchange Commission on June 17, 2010 (the “Report”), I, Charles Bell, President, Chief Executive Officer, and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  June 17, 2010                                                           /s/ Charles Bell

                                                                                                Charles Bell

                                                                                                President, Chief Executive Officer, and

Chief Financial Officer